UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2005

(Date of Report/Date of earliest event reported)

PHELPS DODGE CORPORATION

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-00082 (Commission File Number)	13-1808503 (IRS Employer Identification No.)

ONE NORTH CENTRAL AVENUE
PHOENIX, ARIZONA 85004
(Address and of principal executive offices)
(Zip Code)

(602) 366-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
SIGNATURE

ITEM 7.01 REGULATION FD DISCLOSURE

     On July 13, 2005, Phelps Dodge contributed $250 million to the Phelps Dodge Corporation Defined Benefit Master Trust to reduce the aggregate level of underfunding of Phelps Dodge’s tax-qualified defined benefit pension plans. The Phelps Dodge Corporation Defined Benefit Master Trust is used to fund Phelps Dodge’s obligations under its tax-qualified defined benefit pension plans, including the Phelps Dodge Retirement Plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2005	PHELPS DODGE CORPORATION (Registrant)
	By:	/s/ Stanton K. Rideout
		Name:	Stanton K. Rideout
		Title:	Vice President & Treasurer

3